SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

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(Amendment No. ______)

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JOHN HANCOCK FUNDS II

(Name of Registrant as Specified in Its Charter)

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Please vote today

We need your input on important proposals that affect your investment.

Online www.proxyvotenow.com/jhfrif

Phone 855-379-6846

Mail Sign and return the enclosed voting card

JOHN HANCOCK FUNDS II

200 Berkeley Street

Boston, Massachusetts 02116

May 8, 2026

Please vote today.

Dear Shareholder:

I am writing to ask you to approve a proposal that affects Floating Rate Income Fund (the “Fund”). As a registered shareholder, you would be voting on behalf of the fund shares you own.

Approve a new subadvisory agreement with CQS (US), LLC

We are asking shareholders to approve a new subadvisory agreement between John Hancock Investment Management LLC (the “Advisor”), and CQS (US), LLC (“CQS”), (the “CQS Subadvisory Agreement”). We believe that the Fund and its shareholders may benefit if the Fund is managed by CQS. The Fund’s Board of Trustees (the “Board” or the “Trustees”) unanimously approved the CQS Subadvisory Agreement and, pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is recommending that shareholders approve the CQS Subadvisory Agreement.

Pursuant to an order from the Securities and Exchange Commission (“SEC”), the Advisor, subject to Board approval, is permitted to enter into subadvisory agreements appointing subadvisors that are not affiliates of the Advisor without shareholder approval (the “Manager of Managers Order”). However, because CQS is an affiliate of the Advisor, pursuant to the Manager of Managers Order and the 1940 Act, shareholders are being asked to approve the CQS Subadvisory Agreement. If the CQS Sub-Advisory Agreement is approved by shareholders, CQS will replace BCFS Advisors, LP (Bain Capital Credit) (“Bain”) as subadvisor to the Fund. As with the subadvisory agreement with Bain, pursuant to the CQS Subadvisory Agreement, CQS will manage the Fund’s investments and determine the composition of the assets of the Fund subject to the supervision of the Board and the Advisor.

The CQS Subadvisory Agreement is not expected to result in any reduction in the nature, extent, level or quality of subadvisory services provided to the Fund. In connection with the proposed new subadvisory arrangement, the Fund’s Trustees also approved a decrease to the Fund’s advisory fees at all asset levels. Additionally, the subadvisory fees under the CQS Subadvisory Agreement are proposed to be lower than the fees under the subadvisory agreement with Bain. The subadvisory fee is paid by the Advisor and not by the Fund. Because the Fund’s subadvisory fees are paid by the Advisor and not by the Fund, the decrease in the Fund’s advisory fees is a result of an amendment to the advisory agreement and not a direct result of the CQS Subadvisory Agreement.

How to vote

A special shareholder meeting (the “Meeting”) to vote on this proposal has been scheduled and will be held on June 25, 2026, at 2:30 P.M., Eastern Time at 200 Berkeley Street, Boston, Massachusetts 02116.

Note that the Meeting is limited to shareholders of the Fund.

Online: www.proxyvote.com/jhfrif

Phone: 855-379-6846

Mail: by returning the enclosed proxy card(s)

I encourage you to read the enclosed proxy statement for more information, and I thank you for acting on this matter today.

Sincerely,

Kristie M. Feinberg
President (Chief Executive Officer and Principal Executive Officer)
John Hancock Investment Management
Head of Wealth and Asset Management
United States and Europe

Please vote today

We need your input on important proposals that affect your investment.

Online

Phone

Mail

JOHN HANCOCK FUNDS II

200 Berkeley Street

Boston, Massachusetts 02116

May 8, 2026

Please vote today.

Dear Shareholder:

I am writing to ask you to approve a proposal that affects Floating Rate Income Fund (the “Fund”). As a registered shareholder, you would be voting on behalf of the fund shares you own.

Approve a new subadvisory agreement with CQS (US), LLC

We are asking shareholders to approve a new subadvisory agreement between John Hancock Investment Management LLC (the “Advisor”), and CQS (US), LLC (“CQS”), (the “CQS Subadvisory Agreement”). We believe that the Fund and its shareholders may benefit if the Fund is managed by CQS. The Fund’s Board of Trustees (the “Board” or the “Trustees”) unanimously approved the CQS Subadvisory Agreement and, pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is recommending that shareholders approve the CQS Subadvisory Agreement.

Pursuant to an order from the Securities and Exchange Commission (“SEC”), the Advisor, subject to Board approval, is permitted to enter into subadvisory agreements appointing subadvisors that are not affiliates of the Advisor without shareholder approval (the “Manager of Managers Order”). However, because CQS is an affiliate of the Advisor, pursuant to the Manager of Managers Order and the 1940 Act, shareholders are being asked to approve the CQS Subadvisory Agreement. If the CQS Sub-Advisory Agreement is approved by shareholders, CQS will replace BCFS Advisors, LP (Bain Capital Credit) (“Bain”) as subadvisor to the Fund. As with the subadvisory agreement with Bain, pursuant to the CQS Subadvisory Agreement, CQS will manage the Fund’s investments and determine the composition of the assets of the Fund subject to the supervision of the Board and the Advisor.

The CQS Subadvisory Agreement is not expected to result in any reduction in the nature, extent, level or quality of subadvisory services provided to the Fund. In connection with the proposed new subadvisory arrangement, the Fund’s Trustees also approved a decrease to the Fund’s advisory fees at all asset levels. Additionally, the subadvisory fees under the CQS Subadvisory Agreement are proposed to be lower than the fees under the subadvisory agreement with Bain. The subadvisory fee is paid by the Advisor and not by the Fund. Because the Fund’s subadvisory fees are paid by the Advisor and not by the Fund, the decrease in the Fund’s advisory fees is a result of an amendment to the advisory agreement and not a direct result of the CQS Subadvisory Agreement.

How to vote

A special shareholder meeting (the “Meeting”) to vote on this proposal has been scheduled and will be held on June 25, 2026, at 2:30 P.M., Eastern Time at 200 Berkeley Street, Boston, Massachusetts 02116.

Note that the Meeting is limited to shareholders of the Fund.

Online: by visiting the website on your proxy card(s) and entering your control number

Phone: by calling the number listed on your proxy card(s)

Mail: by returning the enclosed proxy card(s)

I encourage you to read the enclosed proxy statement for more information, and I thank you for acting on this matter today.

Sincerely,

Kristie M. Feinberg
President (Chief Executive Officer and Principal Executive Officer)
John Hancock Investment Management
Head of Wealth and Asset Management
United States and Europe

FLOATING RATE INCOME FUND

a series of JOHN HANCOCK FUNDS II

200 Berkeley Street

Boston, Massachusetts 02116

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Floating Rate Income Fund (the “Fund”):

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of the Fund will be held on Thursday, June 25, 2026, at 2:30 p.m., Eastern Time at 200 Berkeley Street, Boston, Massachusetts 02116. A Proxy Statement, which provides information about the Meeting is included with this notice. The Meeting will be held for the following purpose:

Proposal:	To approve a new subadvisory agreement between John Hancock Investment Management, LLC and CQS (US), LLC with respect to the Fund.

Any other business that may properly come before the Meeting or any adjournment of the Meeting.

The Board of Trustees recommends that you vote “FOR” the Proposal.

Each shareholder of record of the Fund at the close of business on April 13, 2026, is entitled to receive notice of and to vote at the Meeting and at any adjournment thereof.

Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card in the accompanying envelope. No postage is necessary if mailed in the United States. If shareholders do not return their proxies in sufficient numbers, it may result in the need for additional shareholder solicitation efforts.

Important Notice Regarding the Availability of Proxy Materials for

the Shareholder Meeting to Be Held on June 25, 2026:

The Proxy Statement is available at: https://www.jhinvestments.com/resources/all-resources/fund-documents/proxy-documents/john-hancock-floating-rate-income-fund-proxy-statement.

By order of the Board of Trustees,

Christopher Sechler

Secretary, John Hancock Funds II

May 8, 2026

Boston, Massachusetts

Your vote is important - Please vote your shares promptly.

Shareholders are invited to attend the Meeting. Any shareholder who does not expect to attend the Meeting is urged to vote by:

(i)	completing the enclosed proxy card(s), dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States;

(ii)	following the touch-tone telephone voting instructions found below; or

(iii)	following the Internet voting instructions found below.

In order to avoid unnecessary expense, we ask for your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD(S)

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card(s) properly.

Individual Accounts: Your name should be signed exactly as it appears on the proxy card(s).

Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card(s).

All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card(s).

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

Read the enclosed Proxy Statement and have your proxy card(s) handy.

Call the toll-free number indicated on your proxy card(s).

Enter the control number found on the front of your proxy card(s).

Follow the recorded instructions to cast your vote.

INSTRUCTIONS FOR VOTING BY INTERNET

Read the enclosed Proxy Statement and have your proxy card(s) handy.

Go to the Web site on the proxy card(s).

Enter the control number found on the front of your proxy card(s).

Follow the instructions on the Web site.

ii

iii

FLOATING RATE INCOME FUND,

a series of JOHN HANCOCK FUNDS II

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 25, 2026

INTRODUCTION

This Proxy Statement contains the information that a shareholder should know before voting on the proposal described in the notice. The Fund will furnish, without charge, a copy of its Annual Report and Semiannual Report to any shareholder upon request by writing to the Fund at 200 Berkeley Street, Boston, Massachusetts 02116 or by calling 1-800-225-5291.

This Proxy Statement is being furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Trustees”) of John Hancock Funds II (the “Trust”) of proxies to be used at a special meeting of shareholders of Floating Rate Income Fund (the “Fund”) to be held on June 25, 2026, at 2:30 p.m., Eastern Time (the “Meeting”) for purposes of voting on the proposal summarized below. This Proxy Statement is first being sent to shareholders on or about May 8, 2026.

Proposal. Shareholders of the Fund are being asked to approve a new subadvisory agreement between the Advisor and CQS (US), LLC with respect to the Fund.

The Trust. The Trust is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of the Trust are divided into separate series or funds, including the Fund.

The Fund’s Advisor, Administrator, Distributor, and Subadvisor

John Hancock Investment Management LLC (the “Advisor”) serves as the Fund’s investment advisor and administrator. An affiliate of the Advisor, John Hancock Investment Management Distributors LLC (“JH Distributors”) serves as the Fund’s distributor. The offices of the Advisor and JH Distributors are located at 200 Berkeley Street, Boston, Massachusetts 02116, and their ultimate parent entity is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the United States. BCSF Advisors, LP (Bain Capital Credit) (“Bain”) (the “Subadvisor”), 200 Clarendon Street, Boston, Massachusetts 02116 serves as the Fund’s subadvisor.

Record Ownership

Pursuant to the Amended and Restated Agreement and Declaration of Trust of the Trust (the “Declaration of Trust”), the Board has fixed the close of business on April 13, 2026 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share (and fractional votes for fractional shares) on all business of the Meeting or any adjournment of the Meeting. On the Record Date, 119,656,983.338 shares of beneficial interest of the Fund were outstanding.

As of the Record Date, none of the Trustees beneficially owned individually, and the Trustees and executive officers of the Fund as a group did not beneficially own, in excess of one percent of the outstanding shares of the Fund. Information regarding shareholders that hold 5% or more of the Fund’s shares as of the Record Date is set forth in Appendix A to this Proxy Statement (“Outstanding Shares and Share Ownership”).

PROPOSAL — APPROVAL OF NEW SUBADVISORY AGREEMENT BETWEEN THE ADVISOR AND CQS (US), LLC (“CQS”) WITH RESPECT TO FLOATING RATE INCOME FUND

At its in-person meeting held on March 24-26, 2026, the Board, including all the Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), approved entering into a new subadvisory agreement for the Fund between the Advisor and CQS (the “CQS Subadvisory Agreement”). Shareholders of the Fund are being asked to approve the CQS Subadvisory Agreement.

The Board approved the appointment of CQS as the new subadvisor to the Fund and the CQS Subadvisory Agreement, subject to shareholder approval. If shareholders approve the proposal, CQS will replace Bain as the subadvisor for the Fund effective September 1, 2026.

The Board is recommending that shareholders vote in favor of the proposal because 1) CQS currently manages a fund, John Hancock Global Senior Loan ETF, a series of John Hancock Exchange Traded Fund Trust (“Global Senior Loan ETF”), with similar investment strategies to those approved by the Board to be effective for the Fund upon the commencement of the management of the Fund by CQS; 2) CQS has experience and demonstrated skills as a manager in the bank loan asset class, and may be expected to provide a high quality of investment management services and personnel to the Fund; 3) the Board is generally satisfied with CQS’s management of Global Senior Loan ETF; 4) the subadvisory fee paid to CQS to manage the Fund would be lower at all asset levels than the subadvisory fee currently paid to Bain to manage the Fund; and 5) there will be a decrease in the advisory fee paid to the Advisor by the Fund at all asset levels if the proposal is approved by shareholders.

The current subadvisory agreement provides for a subadvisory fee paid by the Advisor, not the Fund, to Bain at an annual percentage of the Fund’s aggregate net assets. If the proposal is approved, the subadvisory fee paid to CQS will be lower at all asset levels than the subadvisory fee paid to Bain.

Current Subadvisory Fees (Bain)	Proposed Subadvisory Fees (CQS)
0.250% — first $1.1 billion	0.230% — first $1.1 billion
0.200% — next $1.9 billion	0.180% — next $1.9 billion
0.175% — next $1.5 billion	0.155% — next $1.5 billion
0.160%— next $1.5 billion	0.140%— next $1.5 billion
0.140% — excess over $6 billion	0.120% — excess over $6 billion

The following table sets forth for the fiscal year ended August 31, 2025 (1) the aggregate amount of subadvisory fees paid by the Advisor to Bain; (2) the pro forma aggregate amount of subadvisory fees that the Advisor would have paid to CQS if the CQS Subadvisory Agreement had been in effect; and (3) the difference between the amounts of subadvisory fees under (1) as compared to (2) stated as a percentage of the amount under (1).

(1) Subadvisory Fees Paid Under Current Fee Schedule	(2) Subadvisory Fees Payable Under Proposed Fee Schedule (pro forma)	(3) Difference Between (1) and (2) as a Percentage of (1)
$2,609,726	$2,400,926	(8)%

If the Proposal is approved by shareholders, there would be a decrease in the Fund’s advisory fees pursuant to an amendment to the Fund’s advisory agreement with the Advisor that has been approved by the Board and a decrease in subadvisory fees at all asset levels, but there will be no change in services provided to the Fund by the Advisor and subadvisor. The Board’s considerations in approving the CQS Subadvisory Agreement are described below under “Evaluation by the Board of Trustees.”

Pursuant to an order from the Securities and Exchange Commission (“SEC”) upon which the Trust relies, the Advisor, subject to Board approval, is permitted to enter into subadvisory agreements appointing or terminating subadvisors that are not affiliates of the Advisor (other than by reason of serving as a subadvisor to a series of the Trust), and to amend the terms of subadvisory agreements (including subadvisory fees) with respect to such subadvisors, without shareholder approval (the “Manager of Managers Order”). However, because the Advisor and CQS are both indirect, wholly owned subsidiaries of MFC, CQS is an affiliate of the Advisor. As a result, pursuant to the Manager of Managers Order and the 1940 Act, shareholders are being asked to approve the CQS Subadvisory Agreement.

CQS and the CQS Subadvisory Agreement

CQS. CQS, a Delaware limited liability company located at 152 West 57th Street, 40th Floor New York, NY 10019, is an indirect, principally owned subsidiary of MFC.

It is proposed that CQS replace Bain as the Fund’s subadvisor. A copy of the Form of CQS Subadvisory Agreement is included as Appendix B to this Proxy Statement for your reference.

The CQS Subadvisory Agreement. Under the CQS Subadvisory Agreement, CQS would be responsible, subject to the direction and control of the Trustees, for managing the Fund’s investments and determining the composition of the Fund’s assets. The CQS Subadvisory Agreement also provides that CQS will: (1) furnish all necessary investment management and administrative facilities, at CQS’s expense; (2) select brokers and dealers to effect transactions and negotiate brokerage commissions if applicable, recognizing that while CQS at all times will seek best execution, CQS may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide CQS with research, analysis, advice or other eligible brokerage and research services; (3) maintain all accounts, books and records with respect to the Fund as are required of an investment advisor to a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940, and the rules thereunder; and (4) vote proxies relating to the Fund’s investment in securities.

The CQS Subadvisory Agreement provides that CQS and any of its directors, officers, or employees will not be liable to the Advisor or the Trust for any acts or omissions or for any loss suffered by the Advisor or Trust in connection with the matters to which the proposed subadvisory agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, CQS’s duties as subadvisor or the duties of any of its directors.

The CQS Subadvisory Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty days’ written notice to the Advisor and CQS, or by the Advisor or CQS on sixty days’ written notice to the Trust and the other party. The CQS Subadvisory Agreement will automatically terminate upon its “assignment,” as that term is defined in the 1940 Act or in the event the Advisory Agreement terminates for any reason.

If approved by the Fund’s shareholders, the CQS Subadvisory Agreement will become effective on the date of its execution and will remain in effect for an initial two-year term. Thereafter, the CQS Subadvisory Agreement will continue in effect if continuance is approved at least annually by a vote of the Fund’s shareholders or by the Board, provided that, in either case, continuance is approved by the vote of a majority of the Independent Trustees, the vote of whom must be cast in person at a meeting called for the purpose of voting on such continuance.

Comparison Between the Bain Subadvisory Agreement and the CQS Subadvisory Agreement

The current subadvisory agreement with Bain (the “Bain Subadvisory Agreement”) and the CQS Subadvisory Agreement are substantially similar. Under both agreements, except as described below, the subadvisors have the same duties. The principal differences are described below.

The Bain Subadvisory Agreement was most recently reviewed and approved by the Board at in-person meetings held on May 28-29, 2025, and June 24-26, 2025, and was initially approved by the Board at an in-person meeting held on June 19-21, 2018. The Bain Subadvisory Agreement was not approved by shareholders of the Fund since Bain was approved as subadvisor to the Fund pursuant to the Manager of Managers Order.

Fees. The fee rates provided for in the CQS Subadvisory Agreement are lower at all asset levels than those provided in the Bain Subadvisory Agreement and are set forth in Appendix B. The Advisor, and not the Fund, pays the subadvisory fees to the subadvisor.

Use of Names. The Bain Subadvisory Agreement provides that the Advisor will not use Bain’s name or any derivative without express written consent and that Bain will not use the Advisor’s name or any derivative without express written consent. The CQS Subadvisory Agreement provides that CQS will not use the Advisor’s name or a derivative without express written consent.

Third-Party Beneficiaries. The CQS Subadvisory Agreement expressly provides that there are no third-party beneficiaries to the agreement, the Bain Subadvisory Agreement does not contain such a provision.

Principal Investment Strategy Changes

In connection with the proposed appointment of CQS as subadvisor to the Fund, effective September 1, 2026, the Fund’s principal investment strategies will change to the following:

Under normal market conditions, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in floating-rate loans, which often include debt securities of domestic and foreign issuers that are rated below investment grade (rated below Baa by a nationally recognized statistical rating organization such as Moody’s Investors Service, Inc. or BBB by S&P Global Ratings), or are of comparable quality, as determined by the manager, and other floating-rate securities. Bonds that are rated at or below BB by S&P Global Ratings or Ba by Moody’s Investors Service, Inc. are considered non-investment grade. The fund’s investment policies are based on credit ratings at the time of purchase.

The fund may invest in domestic and foreign issuer loans and loan participations that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the Prime Rate, the Secured Overnight Financing Rate (SOFR), or another generally recognized base lending rate. Loans and debt instruments rated below investment grade are considered to have speculative characteristics. The fund may invest in loans of companies whose financial conditions are troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a direct lender. The fund may invest in collateralized loan obligations, corporate debt securities, (investment grade and high yield), and cash and cash equivalents. The fund may also acquire, and subsequently hold, warrants and other equity interests.

In purchasing loans, loan participations, and other securities for the fund, the manager may take full advantage of the entire range of maturities and durations and may from time to time adjust the average maturity or duration of the investments held by the fund, depending on its assessment of the relative yields of different maturities and durations and its expectations of future changes in interest rates.

The fund may invest in any number of issuers and may, at times, invest its assets in a small number of issuers. The fund may focus its investments in a particular sector or sectors of the economy. The fund may also invest in loans of any aggregate principal amount, and the average aggregate principal amount of the loans held by the fund will vary from time to time.

The fund may engage in derivatives transactions for hedging, risk management and/or efficient portfolio management purposes. Derivative instruments in which the fund may invest include credit default swap and total return swap agreements, interest rate swaps, foreign currency forward contracts, futures and options. Derivative instruments may magnify the fund’s gains and losses. The fund does not employ the use of leverage.

The manager considers environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment process. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments. Because ESG factors are considered alongside other relevant factors, the manager may determine that an investment is appropriate notwithstanding its relative ESG characteristics.

The fund’s investment process may, at times, result in a higher-than-average portfolio turnover ratio and increased trading expenses. The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments. The fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.

Advisory Fee Changes

Also, in connection with the proposed appointment of CQS as subadvisor to the Fund, the Board approved lowering the advisory fee at all asset levels as well as changes to the Fund’s advisory fee breakpoints as shown in the table below. The advisory fee is stated as an annual percentage of the aggregate net assets of the Fund (together with the assets of any other applicable fund identified in the advisory aggregate).

Current Advisory Fees	Proposed Advisory Fees
0.680% — first $1.1 billion	0.660% — first $1.1 billion
0.630% — next $1.9 billion	0.610% — next $1.9 billion
0.605% — next $1.5 billion	0.585% — next $1.5 billion
0.590%— next $1.5 billion	0.570%— next $1.5 billion
0.570% — excess over $6 billion	0.550% — excess over $6 billion

If the Proposal is approved by shareholders, there would be a decrease in the Fund’s advisory fees and a decrease in subadvisory fees at all asset levels, but there will be no change in services provided to the Fund by the Advisor and subadvisor.

Other Funds Managed by CQS

CQS currently acts as the subadvisor to John Hancock Global Senior Loan ETF, which has the same investment objective and similar investment policies to those of the Fund.

Name of Fund	Net Assets as of April 28, 2026	Subadvisory Fee Schedule
Global Senior Loan ETF	$620.27 million	0.250% — first $1 billion
0.200% — next $1 billion
0.175% — next $1 billion
0.150% — excess over $3 billion

Evaluation by the Board of Trustees

At an in-person Board meeting held on March 24-26, 2026, the Advisor recommended to the Board that the Fund’s subadvisor, Bain, be replaced with CQS. CQS is an affiliate of the Advisor and MFC is the indirect controlling parent company of CQS. The Board, including all the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, the Advisor, CQS, or JH Distributors (the “Independent Trustees”), approved the appointment of CQS as the new subadvisor to the Fund and the new CQS Subadvisory Agreement at its in-person meeting held on March 24-26, 2026.

In considering the approval of the proposed subadvisory agreement with CQS, the Board took into account its consideration of the factors it considered with the annual evaluation of the advisory and subadvisory agreements conducted at an in-person meetings held on May 28-29, 2025 and June 24-26, 2025, as well as information presented at other meetings during the year. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from management. The Board also considered other factors it deemed relevant in its evaluation of the proposed subadvisory agreement, including the potential benefits that the Fund, and its shareholders, may realize through having a new subadvisor. The Board also considered conditions and trends prevailing generally in the economy, the securities markets and the industry. The Board also considered the affiliation of the Advisor with CQS, noting any potential conflicts of interest. The Board did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. Throughout the evaluation process, the Board was assisted by counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel. The Board reviewed and considered all of the factors it deemed relevant, including, but not limited to: (i) the nature, extent and quality of the services to be provided by CQS to the Fund; (ii) the investment performance of the Fund and CQS; (iii) the costs of the services to be provided to the Fund; and (iv) the extent to which economies of scale are expected to be realized.

Nature, Extent and Quality of Services

The Board considered information regarding the nature, extent and quality of investment management services to be provided by CQS. In particular, the Board considered information relating to CQS’s business, including current subadvisory services to another fund in the John Hancock family of funds. The Board noted that CQS currently manages John Hancock Global Senior Loan ETF, a series of John Hancock Exchange Traded Fund Trust, and has experience and demonstrated skills as a manager with respect to bank loan funds it manages and may be expected to provide a high quality of investment management services and personnel to the Fund. Following consideration of such information, the Board was satisfied with the nature, extent and quality of services expected to be provided by CQS to the Fund and its shareholders.

Performance of the Fund and CQS

The Board reviewed and considered the investment performance of the Fund and the performance of another John Hancock fund managed by CQS, Global Senior Loan ETF. Although performance data is limited due to the recent commencement of operations of Global Senior Loan ETF, the Board is generally satisfied with CQS’s management of Global Senior Loan ETF. The Board also reviewed the performance of CQS in managing a prior strategy comparable to the strategy to be used in CQS’s management of the Fund.

Costs of the Services to be Provided to the Fund

The Board reviewed and considered the comparative services rendered and comparative subadvisory fee rates. Specifically, the Board reviewed the subadvisory fee for the Fund. The Board determined that the CQS subadvisory fee rates to manage the Fund would be lower at all asset levels than the subadvisory fee rates charged by Bain to manage the Fund and the advisory fee rate paid to the Advisor for the Fund will decrease at all asset levels if the CQS Subadvisory Agreement is approved by shareholders. As a result, the Board noted that the Fund’s shareholders would pay lower expenses if the Subadvisory Agreement is approved.

Economies of Scale

The Board reviewed and considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board considered the anticipated impact on the profitability of the Adviser and its affiliates as a result of the proposed subadvisor change. In doing so, the Board examined information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the Fund following the proposed subadvisor change; and information regarding any potential conflicts of interest the Advisor might have in connection with the Fund’s Subadvisory Agreement.

Additional Information

Management and Control of CQS

CQS, a Delaware limited liability company with its principal place of business at 152 West 57th Street, 40th Floor, New York, New York 10019, was formed in 2008. CQS is a wholly owned subsidiary of CQS Management Limited, which is ultimately controlled by Manulife Financial Corporation (“MFC”), a Toronto-based financial services group. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The names and principal occupations of CQS’s principal executive officers and directors are set forth below. The address for each officer and director of CQS is 152 West 57th Street, 40th Floor, New York, NY 10019.

Name	Position with CQS
Lisa Marie Hutfloetz	Member of Management Committee
James Patrick III Fitzpatrick	Member of Management Committee
Patricia Rosch Carrington	Member of Management Committee
Mercy Sayegh Bishay	Chief Compliance Officer

For the fiscal year ended August 31, 2025, the Fund did not pay any brokerage commissions to an affiliated broker.

MISCELLANEOUS

Required Vote for Proposal

Approval of the Proposal will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Fund, as defined below.

In this Proxy Statement, the term “Majority of the Outstanding Voting Securities” of the Fund means the affirmative vote of the lesser of:

(1)	67% or more of the voting securities of the Fund, present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present at the Meeting or by proxy; or

(2)	more than 50% of the outstanding voting securities of the Fund.

Shareholders do not have appraisal rights in connection with the Proposal in this Proxy Statement.

If shareholders do not approve the Proposal, the current subadvisory agreement will remain in place and there will be no related investment strategy, advisory or subadvisory fee changes.

Voting Procedures

All properly executed and timely received proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of the proposal. A proxy that is not timely received will not be voted.

Revocation of Proxies. Proxies may be revoked at any time before the Meeting either: (i) by a written revocation received by the Secretary of the Trust; (ii) by a properly executed later-dated proxy received by the Secretary of the Trust; or (iii) by being present at the Meeting and notifying the Secretary of the Trust (without complying with any formalities) at any time before the proxy is voted that the shareholder wishes to vote. Attendance at the Meeting will not in and of itself revoke a proxy. Shareholders may revoke a proxy as often as they wish before the Meeting. Only the latest dated, properly executed proxy card received prior to or at the Meeting will be counted.

Quorum. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of a simple majority of the outstanding shares of the Fund at the close of business on that date present at the Meeting or by proxy will constitute a quorum for the Meeting.

Shareholders are entitled to one vote for each share held and proportionate fractional votes for fractional shares held.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to any proposal in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting will require the affirmative vote of the holders of a simple majority of the Fund’s shares cast at the Meeting, and any adjournment with respect to any proposal will require the affirmative vote of the holders of a simple majority of the shares entitled to vote on the proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

Abstentions and Broker “Non-Votes.” Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee indicates on the proxy that it does not have discretionary voting power on a particular matter) are counted as shares entitled to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast for a proposal. Therefore, abstentions and broker non-votes have the same effect as a vote “against” a proposal.

Cost of Preparation of Proxy Materials. The costs of the preparation of these proxy materials will be borne by the Fund and are estimated to be $42,000.00. However, because the Fund is currently subject to an expense reimbursement, the costs will, in effect, be borne by the Advisor.

Distribution and Solicitation of Proxies. In addition to the preparation of these proxy materials, proxies will be mailed and may be solicited by telephone, by fax, by email, or in person by the Trustees, officers and employees of the Trust; by personnel of the Advisor, its affiliates, or by broker-dealer firms. Sodali & Co, an investor communications firm, has been retained to assist in the mailing and solicitation of proxies at a cost of approximately $33,000.00. The costs of the distribution of these proxy materials and any proxy solicitation will be borne by the Fund. However, because the Fund is currently subject to an expense reimbursement, the costs will, in effect, be borne by the Advisor.

Fund Voting. The Fund offers Class A, Class C, Class I, Class R6, Class NAV and Class 1 shares. Shares of the Fund will vote in the aggregate and not separately by class of shares with respect to the Proposal.

Telephone Voting

In addition to soliciting proxies by mail, by fax, by email or at the Meeting, the Trust may also arrange to have votes recorded by telephone by officers and employees of the Trust or by the personnel of the Advisor, the transfer agent or solicitor. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded.

A shareholder will be called on a recorded line at the telephone number in the Fund’s account records and will be asked to provide certain identifying information.

The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder’s instructions.

Alternatively, a shareholder may call the Fund’s Voice Response Unit to vote by taking the following steps:

•	Read the Proxy Statement and have your proxy card(s) at hand.

•	Call the toll-free number located on your proxy card(s).

•	Enter the “control number” found on the front of your proxy card(s).

•	Follow recorded instructions to cast your vote.

With both methods of telephone voting, to ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote if you decide to attend the Meeting. Do not mail the proxy card(s) if you are voting via the Internet. To vote via the Internet, you will need the “control number” that appears on your proxy card(s). These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which you must bear.

To vote via the Internet:

•	Read the Proxy Statement and have your proxy card(s) at hand.
•	Go to the Web site on the proxy card(s).
•	Enter the “control number” found on the front of your proxy card(s).
•	Follow the instructions on the Web site.

To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission. If the shareholder decides after voting via the Internet to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

Shareholders Sharing the Same Address

As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Fund of their desire to receive multiple copies of the shareholder reports and other materials that the Fund sends. If you would like to receive an additional copy, please contact the Fund by writing to 200 Berkeley Street, Boston, Massachusetts 02116, or by calling toll-free 1-800-225-5291. The Fund will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Fund’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, also should send a request as indicated.

Other Matters

The Board does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF TRUSTEES

May 8, 2026

Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE OR, ALTERNATIVELY, TO VOTE BY TOUCH-TONE TELEPHONE OR THE INTERNET. IF SHAREHOLDERS DO NOT RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, IT MAY RESULT IN THE NEED FOR ADDITIONAL SHAREHOLDER SOLICITATION EFFORTS.

APPENDIX A - OUTSTANDING SHARES AND SHARE OWNERSHIP

To the best knowledge of the Trust, as of the Record Date, the following shareholders owned beneficially or of record 5% or more of the outstanding classes of shares of the Fund. A shareholder who owns beneficially more than 25% of any class of the Fund is deemed to control that class and therefore could determine the outcome of a shareholder meeting with respect to a proposal directly affecting that share class.

Name and Address	Share Class	Percentage Owned	Type of Ownership

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	A	31.10%	Record

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	A	7.63%	Record

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	A	6.09%	Record

WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	A	6.06%	Record

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	A	5.80%	Record

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	A	5.79%	Record

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	A	5.45%	Record

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	C	31.73%	Record

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	C	12.77%	Record

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	C	9.32%	Record

Name and Address	Share Class	Percentage Owned	Type of Ownership

WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	C	8.07%	Record

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	C	7.09%	Record

MINDY NADELL TOD SUBJECT TO (STA) TOD RULES 28324 NAUTICA LN BONITA SPGS FL 34135-8523	C	6.46%	Beneficial

WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	I	26.19%	Record

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	I	23.24%	Record

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	I	15.30%	Record

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	I	11.61%	Record

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	I	8.15%	Record

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	I	8.15%	Record

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	R6	38.39%	Record

Name and Address	Share Class	Percentage Owned	Type of Ownership

SG AMERICAS SECURITIES LLC SGNY FBO BAIN CAPITAL INSURANCE DEDICATED FUND SERIES INTERESTS OF THE SALI 200 CLARENDON STREET BOSTON MA 02116	R6	19.25%	Record

SG AMERICAS SECURITIES LLC SGNY FBO BAIN CAPITAL INSURANCE DEDICATED FUND SERIES INTERESTS OF THE SALI 200 CLARENDON STREET BOSTON MA 02116	R6	15.15%	Record

CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	R6	13.64%	Record

J P MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 575 WASHINGTON BLVD 12TH FL JERSEY CITY NJ 07310-1616 MUTUAL FUND DEPARTMENT	R6	9.55%	Record

JHF II MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO 200 BERKELEY STREET BOSTON MA 02116	NAV	15.88%	Beneficial

JHF II MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO 200 BERKELEY STREET BOSTON MA 02116	NAV	15.81%	Beneficial

JHF II MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO 200 BERKELEY STREET BOSTON MA 02116	NAV	37.75%	Beneficial

JHF II MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO 200 BERKELEY STREET BOSTON MA 02116	NAV	21.78%	Beneficial

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	1	98.91%	Beneficial

APPENDIX B – CQS (US), LLC SUBADVISORY AGREEMENT

JOHN HANCOCK FUNDS II

SUBADVISORY AGREEMENT

AGREEMENT made this [  ] day of [  ], 2026 between John Hancock Investment Management LLC, a Delaware limited liability company (the “Adviser”), and CQS (US), LLC, a Delaware limited liability company, (the “Subadviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	APPOINTMENT OF SUBADVISER

The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of John Hancock Funds II (the “Trust”) and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the “Portfolios”). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and/or the Adviser.

2.	SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a.

Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with a Portfolio’s registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

i.	obtain and evaluate such economic, statistical, financial and other information that the Subadviser deems relevant to the management of the Portfolios;

ii.

formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust’s registration statement, as amended;

iii.

take whatever steps are necessary to implement these investment programs by the purchase and sale of securities (including the placing of orders for such purchases and sales), entering into derivative transactions to the extent authorized by a Portfolio’s registration statement, and by managing all cash in the Portfolios, drafting, negotiating, settling and signing on behalf of any Portfolio any documentation required to be so drafted, negotiated, settled or signed in connection with the execution of transactions in relation to the assets of a Portfolio and otherwise act as the Subadviser judges appropriate in relation to the management and investment of assets of a Portfolio;

iv.	regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

v.

provide assistance to the Trust to assist the Trust in fair value pricing securities held by the Portfolios for which market quotations are not readily available, including communicating with the Trust’s Custodian or pricing agent.

b.

The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including payment of salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including recordkeeping, clerical personnel and equipment necessary for the conduct of investing each Portfolios’ assets (excluding non-investment advisory services such as the determination of net asset value and custodial, transfer agency, and Portfolio and shareholder accounting services).

c.

The Subadviser will select brokers, dealers, futures commission merchants and other counterparties to effect all transactions for the Portfolios, including without limitation, with respect to transactions in securities, derivatives, foreign currency exchange, commodities and/or any other investments. The Subadviser will place all orders with brokers, dealers, counterparties or issuers, and will negotiate brokerage commissions, spreads and other financial and non-financial terms, as applicable. The Subadviser will always seek the most favorable possible price and best execution in the circumstances in all transactions. Subject to the foregoing, the Subadviser is directed at all times to seek to execute transactions for the Portfolios in accordance with its trading policies, as disclosed by the Subadviser to the Trust and/or the Adviser from time to time, but in all cases subject to policies and practices established by the Portfolio and described in the Registration Statement. Notwithstanding the foregoing, the Subadviser may pay a broker-dealer that provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer to the extent permitted under applicable law, including by Section 28(e) of the Securities Exchange Act of 1934, as amended and by the Registration Statement, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser’s overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser’s other clients, or make available to companies affiliated with the Subadviser or to its members and/or officers for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers in connection with a Portfolio.

d.

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be fair and equitable and consistent with its fiduciary obligations to the Trust and to its other clients and in accordance with the Subadvisors Aggregation and Allocation Policy as disclosed by the Subadviser to the Trust and/or the Adviser from time to time.

e.

The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required to be kept of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940, as amended (the “Investment Company Act”) and Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”) and the rules thereunder. The Subadviser will provide the Adviser with access to such accounts, books and records, in accordance with the requirements of Rule 204-2 under the Investment Advisers Act or other applicable law.

f.

The Subadviser shall vote proxies relating to the Portfolio’s investment securities in accordance with (i) the Trust’s proxy voting policies and procedures, which provide that the Subadviser shall vote all proxies relating to securities held by the Portfolios and, subject to the Trust’s policies and procedures, shall use proxy voting policies and procedures adopted by the Subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act. The Subadviser shall review its proxy voting activities on a periodic basis with the Trustees.

g.

The Subadviser shall discharge its responsibilities hereunder in compliance with (i) the Investment Company Act and the Investment Advisers Act, and the rules and regulations adopted under each from time to time; (ii) the income and diversification requirements of Section 851(b)(2) and (3) of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies (as defined in the Internal Revenue Code); (iii) either of the investment thresholds specified in Rule 4.5(c)(2)(iii)(A)-(B) under Commodity Exchange Act, as amended (“CEA”); (iv) all other federal and state laws and regulations, including without limitation, the rules of any self-regulatory organization, that apply to the services that the Subadviser provides pursuant to this Agreement; (v) the Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”) and By-Laws, as each may be amended from time to time; (vi) the objectives, policies and limitations for each Portfolio set forth in Registration Statement; (vii) such guidelines, policies and procedures adopted by the Trustees of the Trust with respect to a Portfolio or to the activities of the Subadviser under this Agreement; and (viii) any terms and conditions of (to the extent applicable to the services that the Subadviser provides pursuant to this Agreement) exemptive relief obtained by the Trust from the U.S. Securities and Exchange Commission (the “SEC”). The Subadviser shall maintain compliance procedures and operational processes for each Portfolio to ensure the Portfolio’s compliance with the foregoing, and that the Subadviser reasonably believes are adequate to ensure its compliance with applicable law.

3.	COMPENSATION OF SUBADVISER

For the services provided to each Portfolio, the Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

Except as provided under Appendix B to this Agreement, the Subadviser shall pay its expenses in connection with fulfilling its duties under this Agreement.

4.	LIABILITY OF SUBADVISER AND AFFILIATES

The Subadviser, its affiliates and each of their members, directors, officers and employees shall not be liable to the Adviser or the Trust for any acts or omissions or for any loss suffered by the Adviser or the Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

5.	CONFLICTS OF INTEREST

It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, shareholders or otherwise; that employees, agents and members of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Declaration and the limited liability company agreement of the Subadviser, respectively, or by specific provision of applicable law.

6.	REGULATION

The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.	DURATION AND TERMINATION OF AGREEMENT

This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. This Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of this Agreement or of any continuance of this Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve this Agreement or its continuance, notwithstanding that this Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by this Agreement or (b) all the portfolios of the Trust.

This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty (60) days’ written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty (60) days’ written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

For the avoidance of doubt, the parties acknowledge and agree that their respective rights and obligations under clauses 3, 4, 7, 12, 16, 17, 18 and 19 shall survive and continue in full force and effect after the termination of this Agreement under this clause 8 or the cessation of the Subadviser’s ability to act under this Agreement for any reason whatsoever.

Termination pursuant to this clause 8 shall be without prejudice to the completion of transactions already initiated by the Subadviser on behalf of a Portfolio and the Subadviser is hereby required to complete, as soon as practicable, all transactions initiated prior to such termination. The fees payable, and any expenses reimbursable, to the Subadviser pursuant to clause 3 of this Agreement shall continue to accrue during the period in which the Subadviser completes such transactions initiated prior to such termination.

8.	PROVISION OF CERTAIN INFORMATION

The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a.

the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b.

the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c.	any change in actual control or management of the Subadviser or the portfolio managers responsible for coordinating the day-to-day management of any Portfolio.

9.	SERVICES TO OTHER CLIENTS

The Adviser understands, and has advised the Trustees of the Trust, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trustees of the Trust that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for a Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.	CONSULTATION WITH OTHERS

As required by Rule 17a-10 under the Investment Company Act, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

a.	other subadvisers to a Portfolio;
b.	other subadvisers to a Trust portfolio; and
c.	other subadvisers to a portfolio under common control with a Portfolio.

11.	AMENDMENTS TO THE AGREEMENT

This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

12.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties in relation to the subject matter of this Agreement.

13.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

14.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date actually received.

15.	SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

16.	COUNTERPARTS

This Agreement may be executed in counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

17.	GOVERNING LAW AND JURISDICTION

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

Each party hereby irrevocably agrees that the courts of Massachusetts shall have exclusive jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and, for such purposes, irrevocably submits to the jurisdiction of such courts.

18.	LIMITATION OF LIABILITY

The Declaration, a copy of which, together with all amendments thereto, is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name “John Hancock Funds II” refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

19.	CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS; MATERIAL NON-PUBLIC INFORMATION

a.

The Subadviser agrees to treat Trust portfolio holdings as confidential information and shall comply with the Trust’s “Policy Regarding Disclosure of Portfolio Holdings”, as it may be amended from time to time. The Trust shall provide the Subadviser with such policy and any such amendments. The Subadviser will keep in place a policy on insider trading, as amended from time to time, and shall prohibit its employees from trading in violation of such policy.

b.

Neither party shall disclose to any person not authorized by the applicable party to receive the same, any confidential information relating to such other party or to the affairs of such other party, including inter alia, any information regarding the Portfolio, trading in respect thereof, investment recommendations, this Agreement or advice given hereunder (except disclosures made in the normal course of trading and specifically required by the trade) (“Confidential Information”) of which the party disclosing the same shall have become possessed during the period of this Agreement.

c.	Each party shall (except in the normal course of trading and limited to information specifically required by the trade) not disclose any Confidential Information provided that:

i.

each party shall be entitled to disclose any Confidential Information where this is required by any law, regulation or rule to which that party or any of its members, officers or directors is subject or by any court or regulatory body of competent jurisdiction either before or after the termination of this Agreement, provided it has given the other party prior written notification (where permissible);

ii.

with the prior written consent of the Adviser and subject to the Trust’s “Policy Regarding Disclosure of Portfolio Holdings”, the Subadviser shall be entitled to disclose to any administrator, depositary, custodian and any other counterparty or service provider to the Trust such information in relation to a Portfolio and the assets, capital and liabilities of the Trust as they may reasonably require in order to discharge their obligations or effect transactions with the Trust;

iii.

the Adviser shall be entitled to disclose Confidential Information to the Trust and to any administrator, depositary, custodian and any other counterparty or service provider to the Trust such information in relation to the Trust and the assets, capital and liabilities of the Trust as they may reasonably require in order to discharge their obligations under the Advisory Agreement and/or to discharge their obligations or effect transactions with the Trust; and

iv.

each party shall be entitled to disclose any Confidential Information required by its legal counsel, auditors and employees to provide their services (subject always to similar duties of confidentiality).

d.

Each party shall (except in the normal course of trading and limited to information required for a specific trade) use its reasonable endeavours to prevent disclosure of any Confidential Information unless and until:

i.	the other party has given its written consent to such disclosure;

ii.	such information is required to be disclosed to ensure compliance with any applicable laws or regulations; or

iii.	such information is already within the public domain due to reasons other than a breach of this Agreement.

e.	The obligations of the parties pursuant to this clause 19 shall survive the termination of this Agreement or the termination, assignment or resignation of the Subadviser hereunder.

f.

Subject to the ability of the parties hereto to defend lawsuits, enforce their respective rights hereunder, comply with legal requirements or governmental requests and fulfil their obligations to clients and investors, neither party shall do or commit any act, matter or thing which would prejudice or bring into disrepute in any manner the business or reputation of any other party or any member or director of any such party. If a party becomes legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to disclose any Confidential Information, that party may disclose such Confidential Information to the extent legally required; provided, however, that that party shall (i) first notify the Trust of such legal process, unless such notice is prohibited by statute, rule or court order, (ii) attempt to obtain the Trust’s consent to such disclosure, and (iii) in the event consent is not given, agree to permit a motion to quash, or other similar procedural step, to frustrate the production or publication of information. In making any disclosure under such legal process, the parties agree to use commercially reasonable efforts to preserve the confidential nature of such information. Nothing herein shall require a party to fail to honor a validly issued subpoena, court or administrative order, or other legal requirement on a timely basis.

20.	COMPLIANCE

Upon execution of this Agreement, the Subadviser shall provide the Adviser with the Subadviser’s written policies and procedures (“Compliance Policies”) as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, the Subadviser shall promptly submit to the Adviser: (i) any material changes to the Compliance Policies, (ii) notification of the commencement of a regulatory examination (other than written inquiries such as “sweep letters” conducted by the SEC or exams that cannot be disclosed by law or order of the regulatory agency) of the Subadviser that relates to services provided by the Subadviser to the Trust and a general summary of any material deficiencies of the Subadviser cited by the applicable regulatory agency as a result of such examination to the extent such disclosure is permitted by law, and (iii) notification of any material compliance matter that relates to the services provided by the Subadviser to the Trust, including but not limited to any material violation of the Compliance Policies or of the Subadviser’s code of ethics and any material deficiency relating to the services provided by the Subadviser to the Trust under this Agreement discovered as a result of any formal internal audit conducted by Subadviser. Throughout the term of this Agreement, the Subadviser shall provide the Adviser with certifications, information and access to personnel (including those resources that are responsible for enforcing the Compliance Policies to permit reasonable testing of such Compliance Policies by the Adviser) that the Adviser may reasonably request to enable the Trust to comply with Rule 38a-1 under the Investment Company Act.

21.	USE OF NAMES

The Subadviser agrees not to use the names, or any derivatives of the names “John Hancock,” “John Hancock Investment Management LLC” or the names of any such entities’ affiliates in any prospectus, sales literature or other material relating to the Portfolio without first obtaining the applicable entity’s express, written consent prior to the use of such name.

22.	ELECTRONIC SIGNATURES

This Agreement and any amendments hereto and any notices or other communications hereunder that are required to be in writing may be in electronic form (including without limitation by facsimile and, in the case of notices and other communications, email) and may be executed by means of electronic signatures.

23.	NO THIRD PARTY BENEFICIARIES

There shall be no third party beneficiaries of this Agreement.

24.	REPRESENTATIONS AND WARRANTIES

a.	The Subadviser represents, warrants and agrees on a continuing basis the following:

i.	it is duly registered as an investment adviser under the Investment Advisers Act;

ii.	it has the authority to enter into this Agreement; and

iii.

it is duly authorized and empowered to perform its duties and obligations hereunder and that the terms of this Agreement do not constitute a breach of any obligations by which the Subadviser is bound whether arising by contract, operation of law or otherwise.

b.	The Adviser represents, warrants and agrees on a continuing basis the following:

i.	it is duly registered as an investment adviser under the Investment Advisers Act;

ii.	it has the authority to enter into this Agreement;

iii.

it is duly authorized and empowered to perform its duties and obligations hereunder and that the terms of this Agreement do not constitute a breach of any obligations by which the Adviser is bound whether arising by contract, operation of law or otherwise; and

iv.

it will supply, or procure for the Subadviser, a copy of the Registration Statement (and copies of all amendments thereto, promptly upon such amendment being made), the annual and semi-annual report of the Trust.

c.

The Subadviser and the Adviser each represent and warrant that it will comply, and procure that its officers and employees which perform services in connection with this Agreement comply, with all applicable laws, rules and regulations relating to anti-bribery and corruption.

(REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT LLC

By:
Name:	Jay Aronowitz
Title:	Chief Investment Officer

CQS (US), LLC

By:
Name:	James Fitzpatrick
Title:	Chief Investment Officer, North America, and Head of Global Loans, Portfolio Manager

APPENDIX A

The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for each Portfolio at an annual rate as follows (the “Subadviser Fee”):

Portfolio	First $1.1 Billion of Aggregate Net Assets*	Next $1.9 Billion of Aggregate Net Assets*	Next $1.5 Billion of Aggregate Net Assets*	Next $1.5 Billion of Aggregate Net Assets*	Excess over $6 Billion of Aggregate Net Assets*
John Hancock Floating Rate Income Fund	0.23%	0.180%	0.155%	0.140%	0.120%

*

The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust subadvised by the Subadviser. It also includes with respect to each Portfolio the net assets of one or more other portfolios subadvised by the Subadviser as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s).

Trust Portfolio(s)	Other Portfolio(s)
John Hancock Floating Rate Income Fund	[N/A]

For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other Trust portfolio are determined as of the close of business on the previous business day of that portfolio.

The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the “Applicable Annual Fee Rate”). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the relevant Portfolio. The Adviser shall provide the Subadviser with such information as the Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by the Subadviser.

If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

PO Box 211230, Eagan, MN 55121-9984 VOTE ONLINE 1. Read the proxy statement. 2. Go to: www.proxyvotenow.com/jhfrif 3. Follow the simple instructions 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free 855-379-6846 3. Follow the simple instructions. VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box on the reverse side of the proxy card. 3. Sign, date, and return the proxy card in the envelope provided. FLOATING RATE INCOME FUND PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 25, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF JOHN HANCOCK FUNDS II The undersigned revoking previous proxies, hereby appoint(s) Jay Aronowitz, Thomas Dee, Kristie M. Feinberg, Phil Fontana, Khimmara Greer, Kinga Kapuscinski, Nicholas J. Kolokithas, Mara C.S. Moldwin, Harsha Pulluru, Salvatore Schiavone, Christopher L. Sechler, Betsy Anne Seel, Fernando A. Silva and Steven Sunnerberg, with full power of substitution in each, as proxies to vote all the shares of beneficial interest of Floating Rate Income Fund (the “Fund”), a series of John Hancock Funds II (the “Trust”) which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of the Trust (the “Meeting”), to be held at the principal office of the Fund, 200 Berkeley Street, Boston, MA 02116 on Tuesday, June 25, 2026 at 2:30 p.m. Eastern Time, and at any adjournment(s) of the Meeting, in accordance with the instructions on this proxy. Note that this Meeting is limited to shareholders of the Fund. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated May 8, 2026 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposals included in the Proxy Statement. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Important Notice Regarding the Availability of Proxy Materials for this Meeting to Be Held on June 25, 2026 The Proxy Statement for this meeting is available at https://www.jhinvestments.com/resources/all-resources/fund-documents/proxy-documents/john-hancock-floating-rate-income-fund-proxy-statement. EVERY SHAREHOLDER’S VOTE IS IMPORTANT PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT. TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS: 1. To approve a new subadvisory agreement between John Hancock Investment Management, LLC and CQS (US), LLC with respect to the Fund. FOR ☐ AGAINST ☐ ABSTAIN ☐

John Hancock Investment Management Distributors LLC, Member FINRA, SIPC, 200 Berkeley Street, Boston, MA, 02116, 800-225-6020, jhinvestments.com Manulife, Manulife Investments, Stylized M Design, and Manulife Investments & Stylized M Design are trademarks Life Insurance Company and John Hancock and the Stylized John Hancock Design are trademarks of John Hancock (U.S.A.). Each are used by it and by its affiliates under license.

200 Berkeley Street, Boston, MA 02116, 800-852-0218, jhinvestments.com	3280SPX 05/26

200 Berkeley Street, Boston, MA 02116, 800-852-0218, jhinvestments.com	3280DPX 05/26